Land Held for Sale	9 Months Ended	12 Months Ended
	Jun. 30, 2015	Sep. 30, 2014
Land Held for Sale [Abstract]
Land Held for Sale

5. Land Held for Sale

	June 30,	September 30,
	2015	2014

Cost	$-	$2,114,412
Less: Valuation allowance	-	(889,143)

	$-	$1,225,269

On August 14, 2012, the Company acquired two mixed-use parcels of vacant land in Dubai, United Arab Emirates at a fair value of approximately $3.5 million. During fiscal 2013, the carrying value of approximately $3.5 million exceeded its revised fair value and as a result the carrying value was reduced to its new fair value of approximately $2 million. On March 12, 2014, the Company disposed of the first parcel of land for a cash consideration which equaled to its carrying value of approximately $0.8 million. Upon completion of the sale of the first parcel, the cost of the second parcel was recorded at approximately $2.1 million less a valuation allowance of approximately $0.9 million.

On February 9, 2015, the Company entered into a Property Sale Agreement – Memorandum of Understanding for the sale of the second parcel with an unaffiliated third party for approximately $1.2 million. The transaction closed on June 28, 2015 and the gain on sale of approximately $17,000 was recorded in selling, general and administration expenses.

5. Land Held for Sale

	September 30,
	2014	2013
Cost	$2,114,412	$1,432,237
Less: Valuation allowance	889,143	619,700
	$1,225,269	$812,537

On August 14, 2012, the Company acquired two mixed-use parcels of vacant land in Dubai, United Arab Emirates at a fair value of $3.5 million. On December 27, 2013, the Company entered into two separate property sale agreements with unaffiliated third parties for the two parcels of land for a total cash consideration of approximately $2.0 million. The sale of the first parcel closed on March 12, 2014 while the sale of the second parcel (“Second Parcel”) was cancelled due to a change in the closing conditions imposed by the local governmental recording authorities.

During the year ended September 30, 2013, Management determined, based upon the offer price of the property sale agreements, that the Company’s carrying values exceeded the fair value of the two parcels of land. As a result, the Company recorded an impairment charge of approximately $1.5 million to reduce the carrying value of the land to its fair value.

Subsequently on February 9, 2015, the Company entered into a Property Sale Agreement - Memorandum of Understanding (“Sale Agreement”) for the sale of the Second Parcel with an unaffiliated third party for approximately $1.25 million. The transaction did not close on or before March 20, 2015 as initially expected. However, Management anticipates that completion of the land sale should occur within ninety days from February 9, 2015 as stipulated in the Sale Agreement. Upon completion, the Company is not expected to realize any significant gain or loss on disposal. Accordingly, the Second Parcel was reclassified as Land Held for Sale from Property and Equipment - land held for investment in the consolidated financial statements.